Exhibit 99.1

FOR IMMEDIATE RELEASE	NASDAQ: NSIT

INSIGHT ENTERPRISES, INC. REPORTS THIRD QUARTER 2015 RESULTS

TEMPE, AZ – October 28, 2015 – Insight Enterprises, Inc. (NASDAQ: NSIT) (the “Company”) today reported results of operations for the quarter ended September 30, 2015.

•	Consolidated net sales of $1.34 billion for the third quarter of 2015 increased 8% compared to the third quarter of 2014, up 13% year over year excluding the effects of foreign currency movements.

•	Net sales in North America of $1.0 billion increased 15%;

•	Net sales in EMEA of $293.6 million decreased 6%, but increased 6% excluding the effects of foreign currency movements; and

•	Net sales in APAC of $26.1 million decreased 20%, down 7% excluding the effects of foreign currency movements.

•	Consolidated gross profit of $182.3 million increased 6% compared to the third quarter of 2014, up 11% year over year excluding the effects of foreign currency movements. Consolidated gross margin decreased approximately 30 basis points to 13.6% of net sales.

•	Gross profit in North America of $136.0 million (13.3% gross margin) increased 13% year over year;

•	Gross profit in EMEA of $40.9 million (13.9% gross margin) was down 9% year to year, but increased 3% year over year excluding the effects of foreign currency movements; and

•	Gross profit in APAC of $5.3 million (20.3% gross margin) was down 21% year to year, down 5% excluding the effects of foreign currency movements.

•	Consolidated earnings from operations increased 15% compared to the third quarter of 2014 to $32.6 million, or 2.4% of net sales. Excluding the effects of foreign currency movements, the increase in consolidated earnings from operations was 17% year over year.

•	Earnings from operations in North America increased 23% year over year to $31.6 million, or 3.1% of net sales;

•	Earnings from operations in EMEA decreased 49% year to year to $1.0 million, or 0.4% of net sales, down 46% excluding the effects of foreign currency movements; and

•	Earnings from operations in APAC decreased 97% year to year to $22,000, or 0.1% of net sales. Excluding the effects of foreign currency movements, the decrease in APAC’s earnings from operations was 96% year to year.

•	Non-GAAP consolidated earnings from operations for the third quarter of 2015, which exclude severance and restructuring expenses in both periods and a non-cash real estate impairment charge of $800,000 in the 2015 period, increased 19% year over year to $34.3 million, or 2.6% of net sales.*

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2015 Results, Page 2	October 28, 2015

•	Consolidated net earnings and diluted earnings per share for the third quarter of 2015 were $20.8 million and $0.56, respectively, at an effective tax rate of 35.0%.

•	Non-GAAP consolidated net earnings and diluted earnings per share for the third quarter of 2015, which exclude severance and restructuring expenses and a non-cash real estate impairment charge and the tax effect of these charges, were $21.9 million and $0.59, respectively.*

•	During the three months ended September 30, 2015, the Company repurchased approximately 194,000 shares of its common stock, which represented the remaining $5.9 million authorized under previously approved repurchase programs.

“In the third quarter, our team delivered double digit sales and gross profit growth in constant currency and controlled discretionary expenses, which resulted in strong earnings growth year over year,” stated Ken Lamneck, President and Chief Executive Officer. “We are pleased with our sales and operational execution in the first nine months of 2015. Despite currency headwinds, we have delivered solid financial results this year while growing our sales force globally, and most recently we enhanced our services expertise with the acquisition of BlueMetal on October 1st. We believe our actions so far this year will serve us well as we close out 2015 and head into 2016,” added Lamneck.

The Company refers to changes in net sales, gross profit and earnings from operations on a consolidated basis and in EMEA and APAC excluding the effects of foreign currency movements. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

Net of tax amounts referenced herein were computed using the statutory tax rate for the taxing jurisdictions in the operating segment in which the related expenses were recorded, adjusted for the effects of valuation allowances on net operating losses in certain jurisdictions.

* A tabular reconciliation of financial measures prepared in accordance with United States generally accepted accounting principles (“GAAP”) to non-GAAP financial measures is included at the end of this press release.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2015 Results, Page 3	October 28, 2015

GUIDANCE

For the full year 2015, the Company continues to expect top line growth in the low single digits in U.S. dollar terms. In the fourth quarter, the Company expects diluted earnings per share to be between $0.56 and $0.61 and, for the full year, diluted earnings per share is expected to be between $2.10 and $2.15.

This outlook reflects:

•	the adverse effect on gross profit of previously announced partner program changes in the software category, which the Company expects to be approximately $8 million for the full year 2015;

•	an effective tax rate of 38% for the fourth quarter; and

•	average common shares outstanding of approximately 38.3 million for the full year 2015.

This outlook excludes severance and restructuring expenses incurred during the year and the non-cash real estate impairment charge recorded in the third quarter.

CONFERENCE CALL AND WEBCAST

The Company will host a conference call and live web cast today at 5:00 p.m. ET to discuss third quarter 2015 results of operations. A live web cast of the conference call (in listen-only mode) will be available on the Company’s web site at http://nsit.client.shareholder.com/events.cfm, and a replay of the web cast will be available on the Company’s web site for a limited time following the call. To listen to the live web cast by telephone, call 1-877-402-8904 if located in the U.S., 678-809-1029 for international callers, and enter the access code 61039037.

USE OF NON-GAAP FINANCIAL MEASURES

The non-GAAP financial measures exclude severance and restructuring expenses, non-cash real estate impairment and accelerated depreciation charges and the tax effect of these charges. The Company excludes these charges when internally evaluating earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and earnings from operations for each of the Company’s operating segments. These non-GAAP measures are used to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2015 Results, Page 4	October 28, 2015

FINANCIAL SUMMARY TABLE

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2015	2014	change		2015	2014	change
Insight Enterprises, Inc.
Net sales	$1,342,195	$1,237,668		8%	$3,985,905	$3,870,095	3%
Gross profit	$182,251	$171,820		6%	$535,479	$530,164	1%
Gross margin	13.6%	13.9%	(30	bps)	13.4%	13.7%	(30	bps)
Selling and administrative expenses	$148,796	$143,134		4%	$437,596	$433,373	1%
Severance and restructuring expenses	$817	$308		165%	$1,912	$955	100%
Earnings from operations	$32,638	$28,378		15%	$95,971	$95,836	—
Net earnings	$20,825	$17,402		20%	$57,275	$56,201	2%
Diluted earnings per share	$0.56	$0.42		33%	$1.49	$1.36	10%
North America
Net sales	$1,022,432	$891,345		15%	$2,823,791	$2,561,279	10%
Gross profit	$135,998	$120,214		13%	$375,730	$352,665	7%
Gross margin	13.3%	13.5%	(20	bps)	13.3%	13.8%	(50	bps)
Selling and administrative expenses	$103,793	$94,382		10%	$295,228	$278,121	6%
Severance and restructuring expenses	$618	$102		506%	$873	$165	429%
Earnings from operations	$31,587	$25,730		23%	$79,629	$74,379	7%
EMEA
Net sales	$293,635	$313,644		(6%)	$1,029,103	$1,148,444	(10%)
Gross profit	$40,949	$44,895		(9%)	$138,575	$150,302	(8%)
Gross margin	13.9%	14.3%	(40	bps)	13.5%	13.1%	40	bps
Selling and administrative expenses	$39,721	$42,684		(7%)	$125,232	$135,819	(8%)
Severance and restructuring expenses	$199	$209		(5%)	$1,039	$684	52%
Earnings from operations	$1,029	$2,002		(49%)	$12,304	$13,799	(11%)
APAC
Net sales	$26,128	$32,679		(20%)	$133,011	$160,372	(17%)
Gross profit	$5,304	$6,711		(21%)	$21,174	$27,197	(22%)
Gross margin	20.3%	20.5%	(20	bps)	15.9%	17.0%	(110	bps)
Selling and administrative expenses	$5,282	$6,068		(13%)	$17,136	$19,433	(12%)
Severance and restructuring expenses	$—	$(3)		**	$—	$106		**
Earnings from operations	$22	$646		(97%)	$4,038	$7,658	(47%)

	North America			EMEA			APAC
	Three Months Ended September 30,			Three Months Ended September 30,			Three Months Ended September 30,
Sales Mix	2015	2014	% change*	2015	2014	% change*	2015	2014	% change*
Hardware	63%	63%	14%	46%	45%	(5%)	13%	10%	11%
Software	30%	31%	15%	51%	52%	(8%)	82%	86%	(24%)
Services	7%	6%	24%	3%	3%	1%	5%	4%	(10%)

	100%	100%	15%	100%	100%	(6%)	100%	100%	(20%)

*	Represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of foreign currency movements.
**	Percentage change not considered meaningful.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2015 Results, Page 5	October 28, 2015

FORWARD-LOOKING INFORMATION

Certain statements in this release and the related conference call and web cast are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including the Company’s expected fourth quarter and full year 2015 financial results, including top line growth rates and diluted earnings per share, and the assumptions relating thereto, including the effect on gross profit of partner program changes, the Company’s effective tax rate, the expected average outstanding share count for 2015 and trends and opportunities relating to the IT industry, are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. There can be no assurances that the results discussed by the forward-looking statements will be achieved, and actual results may differ materially from those set forth in the forward-looking statements. Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements, include, but are not limited to, the following, which are discussed in “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014:

•	the Company’s reliance on partners for product availability and competitive products to sell as well as the Company’s competition with its partners;

•	the Company’s reliance on partners for marketing funds and purchasing incentives;

•	changes in the IT industry and/or rapid changes in technology;

•	actions of the Company’s competitors, including manufacturers and publishers of products the Company sells;

•	failure to comply with the terms and conditions of the Company’s commercial and public sector contracts;

•	disruptions in the Company’s IT systems and voice and data networks;

•	the security of the Company’s electronic and other confidential information;

•	general economic conditions;

•	the Company’s reliance on commercial delivery services;

•	the Company’s dependence on certain personnel;

•	the variability of the Company’s net sales and gross profit;

•	the risks associated with the Company’s international operations;

•	exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations; and

•	intellectual property infringement claims and challenges to the Company’s registered trademarks and trade names.

Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the Securities and Exchange Commission. Any forward-looking statements in this release should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others. The Company assumes no obligation to update, and, except as may be required by law, does not intend to update, any forward-looking statements. The Company does not endorse any projections regarding future performance that may be made by third parties.

CONTACTS:	GLYNIS BRYAN	HELEN JOHNSON
	CHIEF FINANCIAL OFFICER	SENIOR VP, FINANCE
	TEL. 480.333.3390	TEL. 480.333.3234
	EMAIL glynis.bryan@insight.com	EMAIL helen.johnson@insight.com

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2015 Results, Page 6	October 28, 2015

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net sales	$1,342,195	$1,237,668	$3,985,905	$3,870,095
Costs of goods sold	1,159,944	1,065,848	3,450,426	3,339,931

Gross profit	182,251	171,820	535,479	530,164
Operating expenses:
Selling and administrative expenses	148,796	143,134	437,596	433,373
Severance and restructuring expenses	817	308	1,912	955

Earnings from operations	32,638	28,378	95,971	95,836
Non-operating (income) expense:
Interest income	(265)	(229)	(611)	(811)
Interest expense	2,062	1,594	5,518	4,553
Net foreign currency exchange (gain) loss	(1,561)	238	(928)	1,195
Other expense, net	357	369	969	1,061

Earnings before income taxes	32,045	26,406	91,023	89,838
Income tax expense	11,220	9,004	33,748	33,637

Net earnings	$20,825	$17,402	$57,275	$56,201

Net earnings per share:
Basic	$0.56	$0.42	$1.50	$1.36

Diluted	$0.56	$0.42	$1.49	$1.36

Shares used in per share calculations:
Basic	37,095	40,972	38,279	41,185

Diluted	37,351	41,270	38,557	41,472

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2015 Results, Page 7	October 28, 2015

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

(UNAUDITED)

	September 30, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$148,134	$164,524
Accounts receivable, net	1,106,231	1,309,209
Inventories	131,459	122,573
Inventories not available for sale	46,180	45,261
Deferred income taxes	12,134	13,385
Other current assets	58,359	62,920

Total current assets	1,502,497	1,717,872
Property and equipment, net	92,864	104,181
Goodwill	26,257	26,257
Intangible assets, net	15,073	23,567
Deferred income taxes	57,141	58,620
Other assets	22,764	17,626

	$1,716,596	$1,948,123

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable – trade	$587,130	$819,916
Accounts payable – inventory financing facility	176,489	122,781
Accrued expenses and other current liabilities	122,049	144,561
Current portion of long-term debt	1,534	766
Deferred revenue	46,555	50,904

Total current liabilities	933,757	1,138,928
Long-term debt	85,057	62,535
Deferred income taxes	592	940
Other liabilities	27,906	24,489

	1,047,312	1,226,892

Stockholders’ equity:
Preferred stock	—	—
Common stock	371	401
Additional paid-in capital	314,533	337,167
Retained earnings	390,145	396,992
Accumulated other comprehensive loss – foreign currency translation adjustments	(35,765)	(13,329)

Total stockholders’ equity	669,284	721,231

	$1,716,596	$1,948,123

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2015 Results, Page 8	October 28, 2015

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

(UNAUDITED)

	Nine Months Ended September 30,
	2015	2014
Cash flows from operating activities:
Net earnings	$57,275	$56,201
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	28,426	30,648
Non-cash real estate impairment	800	4,558
Provision for losses on accounts receivable	4,139	3,235
Write-downs of inventories	2,834	2,028
Write-off of property and equipment	72	531
Non-cash stock-based compensation	6,685	5,861
Excess tax benefit from employee gains on stock-based compensation	(544)	(438)
Deferred income taxes	2,463	447
Changes in assets and liabilities:
Decrease in accounts receivable	168,781	201,258
Increase in inventories	(13,508)	(34,628)
Decrease (increase) in other current assets	2,354	(9,056)
(Increase) decrease in other assets	(5,431)	3,203
Decrease in accounts payable	(212,289)	(177,627)
(Decrease) increase in deferred revenue	(4,181)	8,986
Decrease in accrued expenses and other liabilities	(13,234)	(47,411)

Net cash provided by operating activities	24,642	47,796

Cash flows from investing activities:
Purchases of property and equipment	(10,804)	(7,983)

Net cash used in investing activities	(10,804)	(7,983)

Cash flows from financing activities:
Borrowings on senior revolving credit facility	511,410	399,492
Repayments on senior revolving credit facility	(511,410)	(398,992)
Borrowings on accounts receivable securitization financing facility	1,388,100	708,070
Repayments on accounts receivable securitization financing facility	(1,364,100)	(723,070)
Borrowings under other financing agreements	—	2,002
Repayments under other financing agreements	(543)	—
Payments on capital lease obligation	(167)	(163)
Net borrowings under inventory financing facility	53,708	10,408
Payment of deferred financing fees	—	(277)
Excess tax benefit from employee gains on stock-based compensation	544	438
Payment of payroll taxes on stock-based compensation through shares withheld	(2,137)	(1,662)
Repurchases of common stock	(91,843)	(29,652)

Net cash used in financing activities	(16,438)	(33,406)

Foreign currency exchange effect on cash and cash equivalent balances	(13,790)	(6,122)

(Decrease) increase in cash and cash equivalents	(16,390)	285
Cash and cash equivalents at beginning of period	164,524	126,817

Cash and cash equivalents at end of period	$148,134	$127,102

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2015 Results, Page 9	October 28, 2015

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Consolidated Earnings from Operations:
GAAP	$32,638	$28,378	$95,971	$95,836
Non-cash real estate impairment and accelerated depreciation	800	—	800	5,178
Severance and restructuring expenses	817	308	1,912	955

Non-GAAP	$34,255	$28,686	$98,683	$101,969

Consolidated Net Earnings:
GAAP	$20,825	$17,402	$57,275	$56,201
Non-cash real estate impairment and accelerated depreciation, net of tax	499	—	499	3,174
Severance and restructuring expenses, net of tax	559	195	1,523	598

Non-GAAP	$21,883	$17,597	$59,297	$59,973

Consolidated Diluted EPS:
GAAP	$0.56	$0.42	$1.49	$1.36
Non-cash real estate impairment and accelerated depreciation, net of tax	0.01	—	0.01	0.08
Severance and restructuring expenses, net of tax	0.02	0.01	0.04	0.01

Non-GAAP	$0.59	$0.43	$1.54	$1.45

North America Earnings from Operations:
GAAP	$31,587	$25,730	$79,629	$74,379
Non-cash real estate impairment and accelerated depreciation	800	—	800	5,178
Severance and restructuring expenses	618	102	873	165

Non-GAAP	$33,005	$25,832	$81,302	$79,722

EMEA Earnings from Operations:
GAAP	$1,029	$2,002	$12,304	$13,799
Severance and restructuring expenses	199	209	1,039	684

Non-GAAP	$1,228	$2,211	$13,343	$14,483

APAC Earnings from Operations:
GAAP	$22	$646	$4,038	$7,658
Severance and restructuring expenses	—	(3)	—	106

Non-GAAP	$22	$643	$4,038	$7,764

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958